Exhibit 10.8

                           THIRD AMENDMENT AND WAIVER
                             TO THE CREDIT AGREEMENT

                                                    Dated as of October 30, 1998

        THIRD AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT among GLENOIT CORPORATION, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and BANQUE NATIONALE DE PARIS, as agent (the "Agent") for the Lenders (as amended, supplemented or otherwise modified from time to time, the "Amendment and Waiver").

        PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Agent have entered into a Second Amended and Restated Credit Agreement dated as of April 1, 1997, a First Amendment and Waiver dated as of July 10, 1997 and a Second Amendment and Waiver dated as of October 2, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified in the Credit Agreement.

(2) The Borrower has requested certain amendments and waivers to the Credit Agreement, including but not limited to (i) an amendment to the definitions of "EBITA" and "EBITDA" to exclude a certain noncash, nonrecurring item and (ii) a waiver of noncompliance with Section 5.02(g) resulting from a dividend paid by the Borrower to Universal, which dividend was used by Universal to satisfy its obligations under the Settlement Agreement dated as of July 17, 1998 (the "Settlement Agreement") between Universal and Stirling Investment Holdings, Inc.

(3) The Lenders, on the terms and conditions stated below, are willing to grant the request of the Borrower and the Borrower and the Lenders have agreed to further amend the Credit Agreement as hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment and Waiver, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        SECTION 1. Amendments to Credit Agreement. The Credit Agreement is effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

        (a) (i) The definition of "EBITA" in Section 1.01 is amended by adding a new clause (b)(v) to read "(v) noncash, nonrecurring charges in the aggregate amount of approximately $3,000,000 during the Borrower's fourth quarter 1998 associated with the one time write-up of inventory pursuant to the Borrower's

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        election of Section 338 of the Internal Revenue Code in connection with the acquisition of American Pacific Enterprises, Inc.".

        (b) (ii) The definition of "EBITDA" in Section 1.01 is amended by adding a new clause (b)(vi) to read "(vi) noncash, nonrecurring charges in the aggregate amount of approximately $3,000,000 during the Borrower's fourth quarter 1998 associated with the one time write-up of inventory pursuant to the Borrower's election of Section 338 of the Internal Revenue Code in connection with the acquisition of American Pacific Enterprises, Inc.".

        SECTION 2. Waivers to the Credit Agreement. The Lenders and the Agent hereby waive, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, the noncompliance with Section 5.02(g) of the Credit Agreement resulting from a $1,935,871.53 cash dividend paid by the Borrower to Universal, which dividend was used by Universal to satisfy its obligations under the Settlement Agreement.

        SECTION 3. Conditions of Effectiveness. This Amendment and Waiver shall become effective as of the date first above written when, and only when the Agent shall have received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent, in form and substance satisfactory to the Agent and (unless otherwise specified) in sufficient copies for each Lender:

               (i) Counterparts of this Amendment and Waiver executed by the Borrower, and the Lenders or, as to any of the Lenders, advise satisfactory to the Agent that such Lender has executed this Amendment and Waiver.

               (ii) Counterparts of the Consent appended hereto, executed by each of the Loan Parties (other than the Borrower).

               (iii) A certificate signed by a duly authorized officer of the Borrower stating that:

                     (A) The representations and warranties contained in Section 4 are correct on and as of the date of such certificate as though made on and as of such date; and

                     (B) No event has occurred and is continuing that constitutes a default.

        SECTION 4: Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

        (a) Each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly

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        qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

(b) The execution, delivery and performance by each Loan Party of this Amendment and Waiver and the Loan Documents, as amended hereby, to which such Loan Party is or is to be a party, and the consummation of the transactions contemplated hereby or thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene such Loan Party's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting any Loan Party or any of their respective Subsidiaries or any of their respective properties, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party or any of their respective Subsidiaries or any of their respective properties or (iv) except for the Liens created under the Loan Documents, as amended hereby, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of their respective Subsidiaries. No Loan Party or any of their respective Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could have a Material Adverse Effect.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment and Waiver, the Notes, any other Loan Document, as amended hereby, or any Related Document to which it is or is to be a party, or for the consummation of the transactions contemplated hereby or thereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on
        Schedule 4.01(d) of the Credit Agreement, all of which have been duly obtained,

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                                       4

        taken, given or made and are in full force and effect (other than filings with the patent, trademark and copyright offices of the United States and the relevant foreign countries). All applicable waiting periods in connection with the transactions contemplated hereby and thereby have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the rights of the Loan Parties or their respective Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

(d) This Amendment and Waiver and each of the Loan Documents and each of the Related Documents have been duly executed and delivered by each Loan Party party thereto. This Amendment and Waiver and each of the Loan Documents, as amended hereby, and Related Documents, as amended hereby, to which any Loan Party is or is to be a party are legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with the respective terms.

(e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of their respective Subsidiaries, including any Environmental Action, pending or, to the best of such Loan Parties' knowledge, threatened before any court, governmental agency or arbitrator that (i) could have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment and Waiver, any Note, any other Loan Document as amended hereby or any Related Document or the consummation of the transactions contemplated hereby or thereby.

        SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", or "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and Waiver.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment and Waiver.

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(c)     The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Waiver and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

        SECTION 7. Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

        [The remainder of this page has been left blank intentionally.]

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        SECTION 8. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

        SECTION 9. Successors and Assigns. This Amendment and Waiver shall be binding upon, and shall inure to the benefit of, the Agent, each of the Lenders, each of the Loan Parties and, in each case, their respective successors and permitted assigns under the Credit Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    GLENOIT CORPORATION



                                    By_____________________________
                                         Name:
                                         Title:


                                    BANQUE NATIONALE DE PARIS


                                    By______________________________
                                         Name:
                                         Title:


                                    By______________________________
                                         Name:
                                         Title:


                                    SANWA BUSINESS CREDIT CORPORATION


                                    By______________________________
                                         Name:
                                         Title:

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                                       7


                                    FLEET BANK, N.A.


                                    By_____________________________
                                         Name:
                                         Title:


                                    CIBC INC.


                                    By_____________________________
                                         Name:
                                         Title:


                                    LASALLE NATIONALE BANK


                                    By_____________________________
                                         Name:
                                         Title:


                                    CENTURA BANK
                                    By_____________________________
                                         Name:
                                         Title:


                                    FIRST UNION BANK OF CALIFORNIA, N.A.


                                    By____________________________
                                         Name:
                                         Title:


                                    FIRST SOURCE FINANCIAL, LLP
                                    By FIRST SOURCE FINANCIAL, INC.
                                           (its Agent/Manager


                                    By____________________________
                                         Name:
                                         Title:

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                                       8

                                     CONSENT

                                                    Dated as of October 30, 1998

        The undersigned, each a Grantor under the Second Amended and Restated Security Agreement dated April 1, 1997 and the Amended and Restated Patent and Trademark Security Agreement dated April 1, 1997, (the "Security Agreements") in favor of the Agent, for its benefit and the benefit of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Second Amendment and Waiver (the "Credit Agreement")) and a Guarantor under the Second Amended and Restated Guarantee dated April 1, 1997 (the "Guarantee") in favor of the Agent and the Secured Parties, hereby consents to such Second Amendment and Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Second Amendment and Waiver, each of (i) the Security Agreements and
(ii) the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Second Amendment and Waiver, each reference in the Guarantee or the Security Agreements to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Second Amendment and Waiver and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                    GLENOIT UNIVERSAL, LTD.


                                    By_____________________________
                                         Name:
                                         Title:


                                    GLENOIT ASSETS CORP.


                                    By_____________________________
                                         Name:
                                         Title:


                                    AMERICAN PACIFIC ENTERPRISES, INC.


                                    By_____________________________
                                         Name:
                                         Title:

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                                    GLENOIT CORPORATION OF CANADA


                                    By____________________________
                                         Name:
                                         Title: